SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

May 21, 2003 (May 15, 2003)

IMPCO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)

001-15143 (Commission File Number)	91-1039211 (I.R.S. Employer Identification No.)

16804 Gridley Place

Cerritos, California 90703

(Address of Principal Executive Offices) (ZIP Code)

(562) 860-6666

(Registrant’s telephone number,

including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits

(c)	Exhibits
	99.1	Press Release, dated May 15, 2003.

Item 9. Regulation FD Disclosure

The information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. On May 15, 2003, Impco Technologies, Inc., issued a press release announcing its first quarter operating statistics. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMPCO TECHNOLOGIES, INC.

/s/ Timothy S. Stone

Timothy S. Stone
Acting Chief Financial Officer

DATE: May 21, 2003